SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report: March 12, 1999
(Date of earliest event reported)

Commission File No. 333-61785

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Master Servicing Agreement, dated as of March 1, 1999, relating to the Fremont Home Loan Owner Trust 1999-1, Home Loan Asset Backed Notes, Series 1999-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


        Delaware                                          06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


1285 Avenue of the Americas
New York, New York                                          10019
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(Address of principal executive offices)                  (Zip Code)


                                 (212) 713-2000
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              (Registrant's Telephone Number, including area code)



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events

         Attached as an exhibit are certain Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------                         -----------
       (99)                         Structural Term Sheets and Collateral Term
                                    Sheets prepared by PaineWebber Incorporated in connection with Fremont Home Loan
                                    Owner Trust 1999-1, Home Loan Asset
                                    Backed Notes, Series 1999-1

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PAINEWEBBER MORTGAGE ACCEPTANCE
                                               CORPORATION IV

March 16, 1999
                                               By: /s/ Barbara Dawson
                                                   -----------------------------
                                                   Name:  Barbara Dawson
                                                   Title: Senior Vice President

                               INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------
(99)              Structural Term Sheets and Collateral                 E
                  Term Sheets prepared by PaineWebber
                  Incorporated in connection with Fremont
                  Home Loan Owner Trust 1999-1, Home Loan
                  Asset Backed Notes, Series 1999-1